                                                                   EXHIBIT 10.34

                        LICENCE & DEVELOPMENT AGREEMENT
                        -------------------------------


AGREEMENT, effective as of this 30th November 1993 (hereinafter referred to as the "EFFECTIVE DATE"), by and between SCHEIN PHARMACEUTICAL, INC, 100 Campus Drive, Florham Park, NY 07932 USA, (hereinafter referred to as "LICENSEE") and ETHICAL HOLDINGS PLC, a company registered in the United Kingdom and having its principal place of business at Corpus Christi House, 9 West Street, Godmanchester, Cambridgeshire, PE18 8HG, England (hereinafter referred to as "ETHICAL").


                               WITNESSETH THAT:
                               ----------------

WHEREAS, ETHICAL has acquired improved formulations of ********* for once daily administration in man (hereinafter defined as the "PRODUCT"), combining active drug agents in a patented pharmaceutical formulation capable of delivering the drug agents in a controlled release manner after oral administration to man; and

WHEREAS, ETHICAL and LICENSEE have signed a Letter of Intent dated 30 August 1993 and LICENSEE desires to manufacture and/or have manufactured by ETHICAL and sell the PRODUCT (hereinafter defined) in the TERRITORY; and

WHEREAS, ETHICAL owns valuable ETHICAL KNOW-HOW (hereinafter defined) and has sought PATENT RIGHTS (hereinafter defined) relating to pharmaceutical formulations designed to provide controlled release of active constituents from solid dosage forms; and

WHEREAS, LICENSEE desires to aid the final product development and registration with the U.S. FDA and LICENSEE will make the regulatory filing and the ANDA will be held in the LICENSEE's name;


* redacted pursuant to confidential treatment request


                                    Page 1                           November 93

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein, the parties hereto mutually agree as follows:


ARTICLE I.  DEFINITIONS
-----------------------

The following terms shall have the meanings set forth in this Article I:

A. "ETHICAL" means ETHICAL HOLDINGS PLC, Corpus Christi House, 9 West Street, Godmanchester, Cambs, PE18 8HG.

B. "LICENSEE" means SCHEIN PHARMACEUTICAL, INC, 100 Campus Drive, Florham Park, NY 07932, USA.

C.   "EFFECTIVE DATE" means 30th November 1993.

D. "ETHICAL KNOW-HOW" means all confidential scientific and medical information, technical data and marketing studies in ETHICAL'S possession or from time to time invented or developed or acquired by or on behalf of ETHICAL or under the control of ETHICAL (other than LICENSEE KNOW-HOW) relating specifically to the registration, marketing, manufacture, use or sale of PRODUCT including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data and specifically including all information contained in all health registration dossiers to be filed in various countries of the European Community (EC) and shall further include all Third Party data which ETHICAL has access to and is free to disclose without restriction or compensation to such Third Party. Not withstanding the foregoing, the term 'ETHICAL KNOW-HOW' shall not be deemed to refer to information and data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Subsections B1 or 2 of Article XI.

                                    Page 2                          November 93

E. "LICENSEE KNOW-HOW" means all confidential scientific and medical information and technical data from time to time, developed or acquired by or on behalf of LICENSEE (other than ETHICAL KNOW HOW) relating specifically to the manufacture or use of the PRODUCT, including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data, and specifically including all information contained in all health registration dossiers filed in the TERRITORY by the LICENSEE. Not withstanding the foregoing, the term `LICENSEE KNOW-HOW' shall not be deemed to refer to information and data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Subsections B1 or 2 of Article XI.

F. "PATENT RIGHTS" means the ** patent numbers ********** ********** ********** ********** ******** and any and all ****** ****** *** **********
     ****** patents and patent applications filed by or issued to ETHICAL and licensed or assigned to ETHICAL relating to controlled release formulations for oral administration in man, or the manufacture or use of them, together with any and all patents that may issue or may have issued therefrom, including any and all divisions, continuations, continuations-in-part, extensions, additions or reissues of or to any of the aforesaid patent applications.

G. "PRODUCT" means controlled release tablets or capsules based on the PATENT RIGHTS and ETHICAL KNOW-HOW, containing diltiazem manufactured according to the technology protected in the PATENT RIGHTS defined above to be used for human therapy and exhibiting a similar pharmacokinetic profile to

* redacted pursuant to confidential treatment request


                                    Page 3                          November 93

     ********** ******* ********* ******* sold in the TERRITORY at the EFFECTIVE
     DATE under the trade name ******** *** and as further defined in Appendix
     1.

H.   "FINISHED PRODUCT" means PRODUCT in final consumer package.

I. "TERRITORY" means the United States of America, including its territories and possessions.

J. "NET SALES" of the PRODUCT means the gross sales of FINISHED PRODUCT actually invoiced by the LICENSEE or LICENSEE's sublicensee hereunder to INDEPENDENT THIRD PARTY, less chargebacks and rebates specifically related to volume sales of the PRODUCT (up to a maximum of 15% of gross sales), the total ordinary and customary trade discounts (but not including cash discounts for prompt payment), rebate for inventory price protection covering the last 30 (thirty) days' sales by customers claiming such rebates to counter competitive pressures, excise taxes, other consumption taxes, customs duty, credits or allowances actually granted on account of rejection or return of FINISHED PRODUCT.

K. "INDEPENDENT THIRD PARTY" means any party other than ETHICAL and LICENSEE and their subsidiaries or affiliates.

L.   "AGREEMENT" means this agreement duly signed by the Parties.

M. "DEVELOPMENT PROGRAMME" means the detailed schedule as set forth as Appendix 2 hereto which describes the planned development activities, project deliverables and timetable presently believed to be required to obtain regulatory approval to market, promote and distribute the PRODUCT in the TERRITORY. Without limiting the generality of the foregoing, the DEVELOPMENT PROGRAMME outlines the obligations of ETHICAL with respect to pre-clinical

* redacted pursuant to confidential treatment request

                                    Page 4                          November 93
     studies and the obligations of LICENSEE with respect to manufacturing development, including compliance with "Good Manufacturing Practice" requirements applicable in the TERRITORY. The DEVELOPMENT PROGRAMME may be amended from time to time by the mutual consent of the parties in light of periodic progress reviews and regulatory requirements. Neither party shall be required to perform development work with respect to the PRODUCT except as set forth in the DEVELOPMENT PROGRAMME as from time to time is in effect.

N.   "FDA" means the United States Food and Drug Administration.

O. "MARKETING AUTHORISATIONS" means the consent or approval of the FDA and any applicable comparable state agencies required to market or distribute the FINISHED PRODUCT in the TERRITORY.

ARTICLE II.  WARRANTY
---------------------

ETHICAL warrants that it is exclusive owner of all rights, title and interest in and to the PATENT RIGHTS and ETHICAL KNOW-HOW and that it is free to enter into this AGREEMENT and to carry out all of the provisions hereof including its agreement to grant to LICENSEE an exclusive licence with the right to grant certain sub-licences with respect to the PRODUCT in the TERRITORY without any consents from any third parties.

ARTICLE III.  LICENCE GRANT
---------------------------

A. Subject to C below ETHICAL hereby grants to LICENSEE the exclusive right under the PATENT RIGHTS and ETHICAL KNOW-HOW with the right to grant sub-licenses, to make and/or manufacture, use, promote and sell the PRODUCT and FINISHED PRODUCT in the TERRITORY.


                                    Page 5                          November 93

B. Subject to C below, ETHICAL hereby grants to LICENSEE the exclusive right to use ETHICAL's KNOW-HOW for marketing and selling the PRODUCT in the TERRITORY.

C. For the avoidance of doubt, and in addition to Article XI hereof, ETHICAL shall have a continuing right to make, have made and use for its own investigational and developmental purposes (but not sell, directly or indirectly in, or to the TERRITORY) the PRODUCT in the TERRITORY. If ETHICAL acquires or develops rights to additional claims or indications for the PRODUCT, it shall make these available to LICENSEE as part of the licence granted hereunder, without additional compensation to ETHICAL provided that any additional development costs for such claims or indications are mutually agreed.

D. All proprietary rights and rights of ownership with respect to the PATENT RIGHTS, and ETHICAL KNOW-HOW shall at all times remain solely with ETHICAL and LICENSEE shall have no proprietary rights in or to the PATENT RIGHTS, and ETHICAL KNOW-HOW other than those specifically granted herein. All proprietary rights to LICENSEE KNOW-HOW belong to and shall at all times remain solely with LICENSEE, other than as specifically provided herein.

E. LICENSEE shall exert its best efforts to commercialise and to create a demand for the PRODUCT and FINISHED PRODUCT in the TERRITORY under its own trademark and other private labels, consistent with the market potential for the PRODUCT in the TERRITORY determined by LICENSEE in a commercially reasonable manner. LICENSEE shall own and retain all right, title, and interest in and to any trademark or trademarks used by it in the TERRITORY in connection with the PRODUCT.

                                    Page 6                          November 93

F. LICENSEE will be responsible for ensuring that the sale and supply by LICENSEE of the PRODUCT and FINISHED PRODUCT within the TERRITORY is in accordance with the legal and regulatory requirements of the TERRITORY, subject to the compliance by ETHICAL with its representations and obligations under this AGREEMENT.

G. For the term of this AGREEMENT, ETHICAL agrees that it will not, directly or indirectly, market, sell, or distribute in the TERRITORY or develop or assist in the development for use, marketing, sale or distribution in the TERRITORY any PRODUCT or FINISHED PRODUCT except as provided in this AGREEMENT.

ARTICLE IV.  PAYMENT PRIOR TO COMMERCIALISATION
-----------------------------------------------


A. In consideration of the development and technical support to the LICENSEE in the TERRITORY for the PRODUCT, the LICENSEE agrees to pay ETHICAL a total of US$2,500,000 (two million, five hundred thousand US dollars), ("LICENSEE payments"), of which ETHICAL has already received from LICENSEE the sum of US$******* ***** ******* *** *********** ******** **
     ********. The remainder will be paid in instalments as follows:

     a)   US$****** ************ ******** ** ******** upon signing of this
          AGREEMENT.

     b)   US$******* **** ******* * ****** ******** ** ******** upon LICENSEE's completion of a pilot bioavailability study in no less than 12 (twelve) subjects demonstrating concentration time profile for the ***** strength PRODUCT satisfactory to progress the project on to ANDA programme.


* redacted pursuant to confidential treatment request


                                    Page 7                          November 93

     c)   US$******* **** ******* * ****** ******** ** ******** upon LICENSEE's completion of a pilot bioavailability study in no less than 12 (twelve) subjects demonstrating concentration time profile for the ***** strength PRODUCT satisfactory to progress the project on to ANDA programme.

     d)   US$******* **** ******* * *********** ******** ** ******** upon satisfactory manufacturing technology transferred to LICENSEE or a LICENSEE affiliate, or, upon mutual agreement, at ETHICAL's nominated manufacturer as witnessed by the production of necessary bio-batches according to the PRODUCT specification agreed to in writing by LICENSEE and ETHICAL following successful completion of the pilot bioavailability study referred to in subsection (b) or (c) above and, in the case of ETHICAL's manufacture of the PRODUCT or ETHICAL's nominated manufacturer, the execution of a Supply Agreement between ETHICAL and LICENSEE

     e)   US$******* ***** ******* * ********** ******** ** ******** upon
          LICENSEE's filing to the FDA of an application for approval of a ***** strength PRODUCT.

     f)   US$******* ****** ******* * *********** ******** ** ******** upon
          LICENSEE's filing to the FDA of an application for approval of a ***** strength PRODUCT.

     g)   US$******* ***** ******* * *********** ******** ** ******** upon FDA approval of either or both strengths.

B. In the event that scientific results do not indicate that the Product objectives can be obtained, LICENSEE may nominate an alternative project (including the development programme relating to nifedipine for **** *** ***** daily administration as contemplated by the Licence & Development Agreement dated

* redacted pursuant to confidential treatment request

                                    Page 8                          November 93

     15th January, 1993 between LICENSEE and ETHICAL (the "Nifedipine Agreement") and apply the payments made under this Article IV A (a) and the US$******* ***** ******* * ****** **** ******** ** ******** payment described in Article IV A to such project, less ETHICAL's documented out-of-pocket expenses for Product development for the period starting 1st December, 1993 through completion of the pilot biostudies described below (the "Development Period"). This right so to nominate expires at the due date of the payment required under Article IV A(b).

C. These payments are not to be regarded as a pre-payment against royalty as described under Article V. It is further understood that LICENSEE shall not be liable to make any payment provided above in Subsection A except upon the occurrence of the milestone therein specified for such payment.

ARTICLE V. RUNNING ROYALTIES
----------------------------

LICENSEE shall pay to ETHICAL running royalties as follows:

A.   Subject to B hereunder, ** ****** ******** ** *** NET SALES.

B. In the event that ETHICAL or upon mutual agreement a third party manufacturer is to supply the PRODUCT to the LICENSEE, the supply price will be fully absorbed manufacturing costs plus *** ******** ********, such costs to be defined and set out in a separate Supply Agreement to be mutually agreed upon in accordance with Article XI hereof.

C. LICENSEE shall promptly give notice to ETHICAL of the date of first commercial sale of the PRODUCT in the TERRITORY.


* redacted pursuant to confidential treatment request


                                    Page 9                          November 93

D. In the event the royalty rates set forth immediately above exceed those allowable by applicable law or governmental rule or regulation, they shall be so modified as to conform to the maximum royalty rate(s) allowable.

E. The obligation to pay running royalties hereunder shall terminate with respect to sales of the PRODUCT which follow the termination of this AGREEMENT (except for those royalties contemplated by Article IX hereof).

F. Royalty terms may be subject to review and renegotiation in the event of intensive competitive pressures, and the parties undertake to conduct such review and renegotiation in good faith.

ARTICLE VI.  PAYMENT OF RUNNING ROYALTIES
-----------------------------------------

A. Running royalties due to ETHICAL under Article V of this AGREEMENT shall accrue when the FINISHED PRODUCT is invoiced by the LICENSEE in accordance with the provisions below:

B. Running royalties accruing hereunder shall be due and payable on the 45th (forty-fifth) day following the close of each fiscal quarterly period of LICENSEE.

C. Running royalties accruing hereunder shall be paid in U.S. dollars to ETHICAL or ETHICAL's designee, acceptable to ******** in its reasonable business judgment, duly named by ETHICAL in written notice to LICENSEE.

D.   Running royalties accruing hereunder shall be paid in United States
     Dollars.

E. If, at any time, legal restrictions in the TERRITORY prevent the prompt payment of running royalties or any portion thereof accruing hereunder, the parties shall meet to discuss suitable and reasonable alternative methods of reimbursing ETHICAL the amount of such running royalties.

* redacted pursuant to confidential treatment request

                                    Page 10                          November 93

ARTICLE VII. ROYALTY REPORTS
----------------------------

A. Each payment of running royalties made to ETHICAL hereunder shall be accompanied by a written report, prepared and signed by a financial officer of LICENSEE, showing the NET SALES for the months of the quarterly period for which payment is being made. In the event that no running royalty is due to ETHICAL hereunder for any such quarterly period, LICENSEE shall so report.

B. LICENSEE shall maintain and keep for a period of at least 3 (three) years or, if shorter, for such period as required by applicable U.S. federal or state law, complete and accurate records in sufficient detail to enable any running royalties which shall have accrued hereunder to be determined.

C. Upon the request of ETHICAL, but not exceeding once in any one yearly period, LICENSEE shall permit an independent public accountant selected by ETHICAL and acceptable to LICENSEE, which acceptance shall not be unreasonably withheld, to have access to such of the records of LICENSEE as may be necessary to verify the accuracy of the royalty reports and payments submitted to ETHICAL hereunder. Any such inspection of LICENSEE's records shall be at ETHICAL's expense, except that if any such inspection reveals a deficiency in an amount of running royalty actually paid to ETHICAL hereunder in any quarterly period of ** ***** ******** or more of the amount of such running royalty actually due to ETHICAL hereunder, then the expense of such inspection shall be borne by LICENSEE instead of by ETHICAL. Any amount of deficiency shall be paid promptly to ETHICAL.

ARTICLE VIII. REGISTRATION OF THE LICENSED PRODUCT
--------------------------------------------------

A. ETHICAL and LICENSEE have agreed that PRODUCT development should progress as specified in Appendices 1 and 2.

* redacted pursuant to confidential treatment request

                                    Page 11                          November 93

B. LICENSEE shall bear the cost of all application fees to government authorities for MARKETING AUTHORISATIONS including, without limitation, abbreviated new drug applications ("ANDA") filed with FDA or any other fees concerning approvals from government authorities necessary to commercialise the PRODUCT in the TERRITORY. The Marketing Authorisations and all ANDA's in the TERRITORY shall be the sole and exclusive property of LICENSEE.

C. During the course of this AGREEMENT, LICENSEE may wish ETHICAL to develop additional strengths of the product which ETHICAL will undertake on terms and conditions mutually acceptable to both parties according to the principles of this AGREEMENT.

ARTICLE IX. DURATION - TERMINATION
----------------------------------

A.   DURATION
     --------

     This AGREEMENT shall come into force as of the EFFECTIVE DATE and remain in force for the term of any patents issued in the TERRITORY relating to the PRODUCT and included in the PATENT RIGHTS or for 16 (sixteen) years from first commercial sale, whichever is the longer.

     This AGREEMENT shall automatically be extended thereafter for successive 2
     (two) year terms unless either party notifies the other of its decision not to renew this AGREEMENT at least 12 (twelve) months prior to the commencement of any such renewal term. Following any such termination LICENSEE shall have the right to manufacture and distribute the PRODUCT in the TERRITORY on a non-exclusive basis for which LICENSEE would pay to ETHICAL a KNOW-HOW charge equal to ** ***** ******** of NET SALES of the PRODUCT in the TERRITORY.

* redacted pursuant to confidential treatment request

                                    Page 12                          November 93

B.   TERMINATION FOR CAUSE
     ---------------------

     Either party hereto may terminate this AGREEMENT upon 90 (ninety) days written notice calculated from the date of receipt of such notice to the other party of its intention to do so in the event of violation or breach of any of the material provisions of this AGREEMENT. Should, however, the other party remedy the default upon which said notice is based within the said 90 (ninety) day period, the notice shall be without effect and this AGREEMENT shall continue in full force and effect.

C. (1) In the event this AGREEMENT is terminated prior to the date of its expiration in the TERRITORY due to fault of LICENSEE, LICENSEE shall promptly make an accounting to ETHICAL of the inventory of all PRODUCT which it has on hand in the TERRITORY, if any, as of the date of such termination and said parties shall thereafter have the right for a period of 6 (six) months after said termination to sell such inventory of PRODUCT provided that the NET SALES thereof shall be subject to the royalty provisions of Article V and so payable to ETHICAL. Thereafter, any remaining inventory of PRODUCT shall be disposed of by mutual agreement in accordance with regulatory requirements.

     (2) In the event this AGREEMENT is terminated prior to the date of its expiration due to fault of ETHICAL, LICENSEE shall have the unrestricted right to continue to use and sublicense the PATENT RIGHTS and ETHICAL KNOW-HOW RIGHTS, and to make, manufacture, use, promote and sell the PRODUCT and FINISHED PRODUCT in the TERRITORY for the duration as defined in Article IX A above, in which case Article V, A shall read as if it contained the figure of **** **** ***** ****
          ********.


* redacted pursuant to confidential treatment request

                                    Page 13                          November 93

D. (1) If, within 6 (six) months after receipt of MARKETING AUTHORISATIONS for the PRODUCT in the TERRITORY, LICENSEE has not commenced commercial sales of the PRODUCT, then ETHICAL may terminate the AGREEMENT effective immediately upon giving notice to LICENSEE.

     (2) Should LICENSEE proceed to commercialise the PRODUCT in the TERRITORY and then choose to abandon commercialisation of the PRODUCT in the TERRITORY for any reasons, then LICENSEE shall promptly notify ETHICAL of such abandonment of commercialisation, and ETHICAL may terminate this AGREEMENT, effective immediately upon giving notice to LICENSEE.

     (3) Should LICENSEE make the determination, for any reason, that it does not intend to commercialise the PRODUCT in the TERRITORY, then LICENSEE shall promptly notify ETHICAL of the same and ETHICAL may terminate this AGREEMENT immediately upon giving notice to LICENSEE.

E. Upon any early termination of this AGREEMENT in full due to the fault of LICENSEE, ETHICAL shall have the right to use, including license to any Third Party(ies), any LICENSEE KNOW-HOW and any other information and data developed by or for LICENSEE with respect to the PRODUCT subject to compensation arrangements to LICENSEE mutually acceptable to LICENSEE and ETHICAL (including without limitation royalty payments in respect of such LICENSEE KNOW-HOW).

F. In the event any of the patents included in the PATENT RIGHTS is found by a court of applicable jurisdiction to be invalid or unenforceable in the TERRITORY and as a result thereof an INDEPENDENT THIRD PARTY would be entitled to manufacture or distribute and thereafter commercialises the PRODUCT in the

                                    Page 14                          November 93

     TERRITORY utilising any technology covered by the PATENT RIGHTS, then LICENSEE in its discretion may terminate this AGREEMENT or, at LICENSEE's election, continue this AGREEMENT in full force and effect with a reduction in running royalties to *** *** ******** percent. Such termination would not be subject to Article IX C (2) of this AGREEMENT.

G. Termination of this AGREEMENT, due to the fault of either party, shall be without prejudice to any other rights or remedies then or thereafter available to either party under this AGREEMENT or otherwise.

H. The rights granted either party to terminate this AGREEMENT prior to the expiration of its term shall not be affected in any way by that party's waiver of or failure to take action with respect to any previous default hereunder.

ARTICLE X. PRODUCT MANUFACTURE BY LICENSEE
------------------------------------------

If LICENSEE undertakes to manufacture PRODUCT and FINISHED PRODUCT in the TERRITORY such manufacturing shall be in accordance with prevailing "Good Manufacturing Practice" in the TERRITORY.

ARTICLE XI. PRODUCT MANUFACTURE AND SUPPLY BY ETHICAL
-----------------------------------------------------

At the request of LICENSEE, ETHICAL shall use its best efforts to manufacture or have manufactured and provide to LICENSEE such supply of PRODUCT as is requested by LICENSEE. ETHICAL shall ensure that it or any nominated manufacturer or manufacturers comply with the appropriate standards required to meet US Good Manufacturing Practice, for sale of the PRODUCT in the TERRITORY. Any such manufacture and supply of PRODUCT will be in accordance with the terms and conditions of the separate Supply Agreement to be negotiated and agreed upon in good faith between the parties

* redacted pursuant to confidential treatment request


                                    Page 15                          November 93

ARTICLE XII. INFORMATION TRANSFER: CONFIDENTIALITY AND COOPERATION
------------------------------------------------------------------

A. Within 30 (thirty) days following the signing of this AGREEMENT, ETHICAL shall provide to LICENSEE copies of relevant ETHICAL KNOW-HOW.

B. Each party shall hold in strict confidence any tangible information relating to the PRODUCT marked confidential received from the other party (or oral information which is reduced to tangible form within 30 (thirty) days of disclosure and noted to be confidential), unless such information:

    1.  Is already in its possession.

    2. Is already in the public domain or knowledge at the time of disclosure or later comes into the public domain or knowledge without fault on the part of the recipient.

    3. Is subsequently disclosed to the recipient by a third party who did not acquire it in confidence from the other party.

    4. Is required to be disclosed in connection with any legal proceedings or in order to obtain permission to manufacture or market the PRODUCT in the TERRITORY.

     This provision shall remain valid for a period of seven years after termination of this AGREEMENT.

C. For the period starting with the EFFECTIVE DATE and ending with the first commercial sale of the PRODUCT in the TERRITORY, ETHICAL shall report to LICENSEE on a monthly basis the progress of the DEVELOPMENT PROGRAMME, as defined in Appendix 2, of the PRODUCT. LICENSEE will provide a project update to ETHICAL on a quarterly basis. ETHICAL will use its


                                    Page 16                         November 93
     best efforts to carry out the DEVELOPMENT PROGRAMME in accordance with the timetable set forth in Appendix 2. ETHICAL will carry out the DEVELOPMENT PROGRAMME in accordance with applicable laws and regulations of the TERRITORY, including, without limitation, FDA regulations. All costings included in the DEVELOPMENT PROGRAMME shall be jointly reviewed every * ***** ****** by ETHICAL and LICENSEE.

D. ETHICAL will on a continuous basis provide to LICENSEE any ETHICAL KNOW-HOW developed, information acquired or development planned in relation to the PRODUCT and all improvements and modifications of the PRODUCT from time to time invented, developed or acquired by or on behalf of ETHICAL. Prior to the date of first commercial sale of the PRODUCT in the TERRITORY, LICENSEE shall provide to ETHICAL a summary of its marketing plans for the PRODUCT.

E. ETHICAL shall make available to LICENSEE, on a reasonable consultation basis without charge to LICENSEE, such advice of its technical personnel as may reasonably be requested by LICENSEE in connection with the PRODUCT, it being understood that LICENSEE will reimburse all reasonable out-of-pocket expenses incurred by ETHICAL attending meetings requested by LICENSEE.

F. LICENSEE shall disclose to ETHICAL and ETHICAL shall disclose to LICENSEE all reports or other knowledge they my possess with respect to "adverse drug experiences" (as defined in regulations promulgated by the FDA), mis-labelling, stability failures or microbiological contamination with respect to the PRODUCT (whether occurring within or outside of the TERRITORY) within 10 (ten) days of becoming aware of same. With respect to "serious adverse drug experiences" (as defined in 21 CFR $312.32 and $314.80 promulgated by the FDA), LICENSEE shall disclose to ETHICAL and ETHICAL shall disclose to LICENSEE all reports and

* redacted pursuant to confidential treatment request

                                    Page 17                          November 93
     other knowledge they may possess as soon as possible and in no event later than 2 (two) business days of the receipt of such report or notification of the serious adverse drug experience. The content of such disclosure shall comply with all FDA regulations applicable to notification to the FDA with respect to such matters. Each party shall promptly deliver to the other, copies of all correspondence which such party may send to, or receive from, the FDA with respect to the PRODUCT.

G. During the term of this AGREEMENT, at least semi-annually, ETHICAL shall furnish to LICENSEE any ETHICAL KNOW-HOW and any other information and data developed or acquired by or under the control of ETHICAL with respect to the PRODUCT. ETHICAL hereby acknowledges and agrees that LICENSEE may use, within the TERRITORY, all such ETHICAL KNOW-HOW and information and data without restriction and without additional compensation to ETHICAL, other than as provided in this AGREEMENT, to make, have made, use and sell the PRODUCT in the TERRITORY.

H. During the term of this AGREEMENT, at least semi-annually, LICENSEE shall furnish to ETHICAL any LICENSEE KNOW-HOW and any other information and data developed or acquired by or under the control of LICENSEE with respect to the PRODUCT, subject to the following sentence. LICENSEE shall be under no obligation to provide any LICENSEE KNOW-HOW, information or data to ETHICAL hereunder (i) if the disclosure of such would be in violation of any obligation LICENSEE owes to any THIRD PARTY, or (ii) until and unless LICENSEE and ETHICAL have entered into a mutually acceptable arrangement providing compensation to LICENSEE for ETHICAL's use of any such LICENSEE KNOW-HOW, information or data. Notwithstanding the foregoing, LICENSEE agrees to provide to ETHICAL, at no charge to ETHICAL, a summary (without data) of the results of the bioavailability studies referred to in Article IV hereof.


                                    Page 18                          November 93

ARTICLE XIII. INFRINGEMENT
--------------------------

A. (1) ETHICAL and LICENSEE each agree to notify the other in writing of any alleged infringement or potential infringement of any PATENT RIGHTS or any information or allegations impacting on the validity of any such PATENT Rights, in the TERRITORY promptly after becoming aware of the same.

   (2) Should ETHICAL elect to take action in its own name against an alleged infringer, then all recoveries from such action shall inure to the benefit of the parties in accordance with their mutual agreement taking into consideration the profits lost by ETHICAL and LICENSEE in respect of the sales accounted for by the infringer and ETHICAL shall bear the cost and expense of any such action.

   (3) If, within 30 (thirty) days after receipt by ETHICAL of notification of alleged infringement, ETHICAL does not take action against an alleged infringer or potential infringer and has failed to notify LICENSEE in writing of its intent promptly to commence an action to terminate the alleged infringement or potential infringement, then LICENSEE shall have the right to commence such action on its own behalf at its own cost and expense and to use ETHICAL's name in connection therewith, in which case any recoveries shall inure to the benefit of LICENSEE.

   (4) ETHICAL AND LICENSEE, each at the request of the other, shall assist each other and cooperate in any action taken, other than direct financial assistance, against an alleged infringer or potential infringer.

B. (1) ETHICAL hereby represents that, to the best of its knowledge, none of the PATENT RIGHTS or ETHICAL KNOW-HOW infringe on the patent or other legally protected proprietary rights of any Third Party, and it has not received

                                    Page 19                          November 93
        any notice or claim of any such infringement worldwide. ETHICAL agrees to hold LICENSEE harmless from any judgements, losses or costs (including reasonable attorneys' fees) incurred in the event a claim or legal action is asserted against LICENSEE to the effect that the manufacture, use or sale of the PRODUCT infringes the PATENT RIGHTS or other legally protected proprietary rights of THIRD PARTIES.

   (2) ETHICAL and LICENSEE shall each give to the other prompt written notice of any claim or action made against either of them alleging that any of the PATENT RIGHTS infringe the rights of an INDEPENDENT THIRD PARTY and arising from the manufacture, use or sale of the PRODUCT in the TERRITORY. ETHICAL and LICENSEE agree to cooperate and collaborate with each other in undertaking a full investigation of the situation and in taking such action as they shall agree is appropriate in the circumstances.

C. ETHICAL shall be solely responsible for and bear the cost of the prosecution and maintenance of the PATENT RIGHTS.

D. The provisions of this Article XIII shall survive termination of this AGREEMENT.

ARTICLE XIV. TRANSFER OF RIGHTS AND OBLIGATIONS
-----------------------------------------------

This AGREEMENT, in whole or in part, shall not be assignable by either party hereto to any INDEPENDENT THIRD PARTY without the prior written consent of the other party hereto except that either party may assign this AGREEMENT to an affiliated company or the successor or assignee of substantially all of its business. It is expressly understood and agreed by the parties hereto that the assignor of any rights hereunder shall remain bound by its duties and obligations hereunder.

                                    Page 20                          November 93

ARTICLE XV. DISCLOSURE
----------------------

ETHICAL and LICENSEE shall have the right, subject to the written approval of the other, to disclose to any Third Party(ies) in connection with any announcement, news release, or for any other reason the existence of this AGREEMENT entered into with the LICENSEE, but not the terms hereof. Notwithstanding the foregoing, each party shall have the right to make such disclosures relating to this AGREEMENT as may be required by applicable laws and regulations.

ARTICLE XVI. FORCE MAJEURE
--------------------------

ETHICAL and LICENSEE shall not be liable for delays if such delays are due to force majeure case, such as strikes, disputes with workmen, failure of supplies from ordinary sources, fire, floods earthquakes, governmental regulation against the aims of this AGREEMENT, war, legislation or any other cause, either similar or dissimilar to the foregoing, beyond the reasonable control of the parties winch cannot be overcome by due diligence.

ARTICLE XVII. NOTICE
--------------------

Any notice or report required or permitted to be given or made under this AGREEMENT by either party to the other shall be in writing, sent by hand or by registered or express mail or courier, postage prepaid, telex or telefax, addressed to such other party at its address indicated at the beginning of this AGREEMENT or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

                             Page 21                                 November 93

ARTICLE XVIII. FURTHER ASSURANCES
---------------------------------

From and after the date hereof, without further consideration, ETHICAL and LICENSEE shall, from time to time during the term of this AGREEMENT, upon request by the other, perform all actions and execute, acknowledge and deliver all such further documents or instruments as may be required to give effect to the purpose and intent of this AGREEMENT Without limiting the generality of the foregoing, the obligations of ETHICAL and LICENSEE are undertaken with a principle objective of complying with all pertinent provisions of applicable law, orders and regulations relating to the manufacture, use or sale in the TERRITORY of pharmaceutical products; the obligation of ETHICAL shall include the attendance by representatives of ETHICAL, upon reasonable advance request by LICENSEE, at meetings with the FDA with respect to the ANDA and causing representatives of any supplier of the PRODUCT to similarly attend such meetings. All out-of-pocket expenses incurred in attending such meetings will be paid by LICENSEE.

ARTICLE XIX. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS
-------------------------------------------------------------------

Except as otherwise specifically provided in this AGREEMENT, all representations, warranties and agreements contained in this AGREEMENT shall survive the execution and delivery of this AGREEMENT and remain in full force and effect regardless of any investigation made by or on behalf of either ETHICAL or LICENSEE.

ARTICLE XX. ARBITRATION
-----------------------

All disputes arising in connection with the AGREEMENT shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrator in accordance with the said RULES, as follows:


                            Page 22                                  November 93

Each of the parties shall designate its arbitrator within 15 (fifteen) days from notification by registered letter. The two arbitrators thus designated shall designate a third arbitrator within 30 days from designation of the second arbitrator, the said third arbitrator shall preside over the arbitration court. Arbitration should be held in London if ETHICAL initiates the request and if LICENSEE initiates the request arbitration should be held in New York.

ARTICLE XXI. DISCLAIMER OF AGENCY
---------------------------------

The parties acknowledge that each of LICENSEE and ETHICAL are independent contractors and nothing herein contained shall be deemed to create any relationship in the nature of agency, joint venture, partnership or similar relations between LICENSEE and ETHICAL.

ARTICLE XXII. SEVERABILITY
--------------------------

Whenever possible, each provision of this AGREEMENT shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this AGREEMENT should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such invalidity without invalidating the remainder of such provision or the remaining provisions of this AGREEMENT to the extent such modification does not impair or change the intent of the parties hereto.

ARTICLE XXIII. PARAGRAPH HEADINGS
---------------------------------

The subject headings of the Articles of this AGREEMENT are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.


                                    Page 23                          November 93

ARTICLE XXIV. ENTIRE AGREEMENT: AMENDMENT
-----------------------------------------

This AGREEMENT contains the entire understanding of the parties with respect to the matters contained herein and supersedes any previous agreements and may be altered or amended only by a written instrument duly executed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT in duplicate originals.

ETHICAL HOLDINGS LTD               SCHEIN PHARMACEUTICAL, INC
--------------------               --------------------------


BY: /s/ G. W. Guy                  BY: /s/ Steven Getraer
   ------------------                  ------------------


PRINT: DR. G. W. Guy               PRINT: Steven Getraer
       --------------                     ---------------


DATE: 11th Jan 1994                DATE: 15 Jan 94
      ---------------                    ----------------

                                    Page 24                          November 93

                        APPENDIX 1 - PRODUCT DEFINITION
                        -------------------------------

     **   ** ***** ******* ** *** * *** ** ********* ** ** ********** ** ***
          **** ******** ******** ********* ***


* redacted pursuant to confidential treatment request


                                   Page 25                           November 93

                                  [    *    ]


*    Entire page redacted pursuant to confidential treatment request.